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                                   EXHIBIT 10

                    MANAGEMENT AGREEMENT DATED JUNE 17, 1998


THIS AGREEMENT made effective June 17, 1998.

BETWEEN:

     AZEL ENTERPRISES, INC.. a body corporate, duly incorporated under the business corporation act of the State of Nevada, having its head office situated at 946 West 7th Avenue, Vancouver, B.C., Canada
                     (hereinafter called the "Corporation")
                                                               OF THE FIRST PART

AND:
     JOIST MANAGEMENT LTD. a body corporate, having its head office situated at 1304 Pik Hoi House, Choi Hung Estate, Kowloon, Hong Kong
                       (hereinafter called the "Manager")
                                                              OF THE SECOND PART

WHEREAS:

A. The Corporation requires the services of an administrator/manager to fulfill the day-to-day responsibilities imposed on the Corporation; and

B. The Manager has agreed to act as administrator/manager of the Corporation;

NOW THEREFORE THIS AGREEMENT WITNESSETH that for and in consideration of the premises, the mutual covenants and agreements herein contained the parties hereto hereby agree as follows:

The Corporation hereby agrees to retain the services of the Manager.

2. The retention of the Manager shall be for a period of one (1) year commencing June 1, 1998, and continuing thereafter from year to year unless and until terminated as hereinafter provided.

3. The Manager shall serve the Corporation and any subsidiaries from time to time owned by the Corporation in such capacity or capacities and shall perform such duties and exercise such powers as may from time to time be determined by Resolution of the Board of Directors of Corporation.

4. Notwithstanding the control vested in the Board of Directors with respect to the activities of the Manager, the Manager shall have from the date of commencement of this Agreement, the authority and responsibility to deal with the following subject matters:


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     a)   maintaining the services of professionals for the purpose of reviewing all prospects introduced to the Corporation for investment or participation;
     b) selecting on the basis of evaluations provided by professionals after consideration of the risk factors involved, suitable properties for acquisition and participation;
     c) negotiating for and obtaining the services of operators for the Corporation's prospects, or if the Corporation is the operator, negotiating for and obtaining the services of professionals;
     d) conducting on-site inspections of all projects undertaken by the Corporation;
     e) arranging for and securing financing for the Corporation as may be permitted by regulatory bodies;
     f) arranging for timely disclosure of all material facts in the affairs of the Corporation;
     g) arranging for the collection of all receivables and revenue to be obtained by the Corporation;
     h)   establishing and maintaining suitable banking relations;
     i) ensuring the maintenance of proper accounting records and compiling monthly statements of the source and application of funds;
     j) arranging for payment of all payables of the Corporation and/or any subsidiaries;
     k)   perusing and replying to all corporate inquiries and correspondence;
     l) securing and obtaining for the benefit of the Corporation competent tax advice, legal advice and services and accounting services; and
     m) all such other duties as may be imposed upon the Manager from time to time due to the nature of the Corporation's business.

5. The remuneration of the Manager for its services hereunder shall be at the rate of USD$10,000.00 per month (together with any such increments thereto as the Board of Directors of the Corporation may from time to time) inclusive of all administrative, office, travelling and out-of-pocket expenses actually and properly incurred by it in connection with its duties hereunder.

6. Any notice required or permitted to be given hereunder to the Manager or to the Corporation shall be given by registered mail, postage prepaid, addressed to the Manager or the Corporation at their respective registered offices from time to time in existence. Any notice mailed as aforesaid shall be deemed to have been received by the Addressee on the second business day following the date of mailing.


7.       This Agreement may be terminated:

     a)  by the Manager on five (5) days written notice to the Corporation; or
     b)  by the Corporation on five (5) days written notice to the Manager.


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8.       The provisions of this Agreement shall be governed by and interpreted in accordance with the laws of Hong Kong.



IN WITNESS WHEREOF, the parties hereto have hereto caused these presents to be executed, as of the day and year first above written.


S/ T.F. FRED THAM                                    S/ DAVID HO
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Joist Management Ltd.                                Azel Enterprises, Inc.



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